Filed by Western Iowa Energy, LLC pursuant to Rule 425 under the
Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 under the Securities Exchange Act of 1934, as amended

Commission File No. 333-161187
Subject Company: REG Newco, Inc.

INFORMATIONAL MEETING
REGARDING PROPOSED CONSOLIDATION WITH REG
TO BE HELD ON FEBRUARY 4, 2010 AT 6:30 PM
Wall Lake Community Center; 202 West 2nd Street; Wall Lake, IA 51466

Dear Western Iowa Energy, LLC Unit holder,

You will soon be receiving a joint proxy statement/prospectus for REG Newco, Inc. (the “Joint Proxy Statement”) and a notice of a Special Meeting of unit holders of Western Iowa Energy, LLC (“WIE”) to be held on February 18, 2010 to vote on WIE’s proposed consolidation with Renewable Energy Group, Inc. (“REG”) under REG Newco, Inc., and WIE’s subsequent dissolution, liquidation and winding up. The Special Meeting will be held at the Wall Lake Community Center located at 202 West 2nd Street, Wall Lake, IA 51466.

Prior to the Special Meeting, WIE will hold an informational meeting for its unit holders at the Wall Lake Community Center located at 202 West 2nd Street, Wall Lake, IA 51466 on February 4, 2010 at 6:30 p.m. to address certain details of the proposed consolidation transaction with REG. Key staff from REG and WIE’s financial advisor, Houlihan Smith & Company, Inc., will be on hand to give a presentation. There will be time allotted after the presentation for questions from the floor. The doors will open at 5:30 PM.

Once you receive the Joint Proxy Statement, we encourage you to submit your proxy vote as soon as possible in accordance with the instructions provided in the Joint Proxy Statement and on the accompanying proxy card. If you plan to vote by telephone or internet, your vote must be submitted by 3:00 a.m. EST, on February 18, 2010 in order for your vote to be counted at the Special Meeting. If you do not submit a proxy card or vote at the Special Meeting in person, then your units will not be counted as present for the purpose of determining the presence of a quorum at the Special Meeting and will have the same effect as a vote against the proposal to approve and adopt the proposed consolidation transaction and as a vote against the proposal to dissolve, wind up and liquidate WIE. The adoption of the proposal to approve the consolidation transaction will require the affirmative vote of a majority of the outstanding membership units of WIE. On the other hand, the adoption of the proposal to dissolve, wind up and liquidate WIE will require the affirmative vote of the holders of at least 75% of the outstanding membership units of WIE. Each of these proposals is not contingent upon the approval of the other. If the WIE unit holders approve the consolidation transaction but fail to submit the required number of votes to adopt the proposal to dissolve, wind up and liquidate WIE, this result may lead to WIE’s incurrence of additional expenses and liabilities and a delay in the distribution of REG units as part of WIE’s liquidation. Accordingly, your vote is very important and we encourage you to submit your proxy as soon as possible.

Sincerely,
Bill Horan
Chairman, Western Iowa Energy, LLC

REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of REG Newco, Inc., Renewable Energy Group, Inc. (“REG”), and Western Iowa Energy, LLC (“WIE”) may file with the SEC other documents regarding the proposed consolidation transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of REG and unit holders of WIE.

INVESTORS AND SECURITY HOLDERS OF WIE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION TRANSACTION BETWEEN WIE, REG, AND REG NEWCO, INC.

Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by REG Newco or WIE through the web site maintained by the SEC at www.sec.gov.

REG Newco, Inc., REG, WIE, and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the definitive Joint Proxy Statement/Prospectus filed with the SEC on January 20, 2010, and information regarding WIE’s directors and executive officers is available in its definitive proxy statement which was filed with the SEC on April 24, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Joint Proxy Statement/Prospectus filed with the SEC and which will be delivered to WIE security holders.